TERMINATION OF EMPLOYMENT AGREEMENT


               The undersigned parties to the Employment Agreement, made as of July 14, 1989, by and between CNW Corporation (the "Company"), a Delaware Corporation, and Jerome W. Conlon ("Executive") hereby agree to terminate such Agreement, effective February 22, 1994. Such termination is not intended to affect in any manner Executive's employment by the Company.


                                             CNW CORPORATION



                                        By:  /s/ Robert Schmiege
                                             Robert W. Schmiege
                                             Chairman, President and
                                             Chief Executive Officer



                                             /s/ Jerome W. Conlon
                                             Jerome W. Conlon





                         TERMINATION OF EMPLOYMENT AGREEMENT


               The undersigned parties to the Employment Agreement, made as of July 14, 1989, by and between CNW Corporation (the "Company"), a Delaware Corporation, and Thomas A. Tingleff ("Executive") hereby agree to terminate such Agreement, effective February 22, 1994. Such termination is not intended to affect in any manner Executive's employment by the Company.


                                             CNW CORPORATION



                                        By:  /s/ Robert Schmiege
                                             Robert W. Schmiege
                                             Chairman, President and
                                             Chief Executive Officer



                                             /s/ Thomas A. Tingleff
                                             Thomas A. Tingleff





                         TERMINATION OF EMPLOYMENT AGREEMENT


               The undersigned parties to the Employment Agreement, made as of July 14, 1989, by and between CNW Corporation (the "Company"), a Delaware Corporation, and Robert A. Jahnke ("Executive") hereby agree to terminate such Agreement, effective February 22, 1994. Such termination is not intended to affect in any manner Executive's employment by the Company.


                                             CNW CORPORATION



                                        By:  /s/ Robert Schmiege
                                             Robert W. Schmiege
                                             Chairman, President and
                                             Chief Executive Officer



                                             /s/ Robert A. Jahnke
                                             Robert A. Jahnke





                         TERMINATION OF EMPLOYMENT AGREEMENT


               The undersigned parties to the Employment Agreement, made as of July 14, 1989, by and between CNW Corporation (the "Company"), a Delaware Corporation, and Arthur W. Peters ("Executive") hereby agree to terminate such Agreement, effective February 22, 1994. Such termination is not intended to affect in any manner Executive's employment by the Company.


                                             CNW CORPORATION



                                        By:  /s/ Robert Schmiege
                                             Robert W. Schmiege
                                             Chairman, President and
                                             Chief Executive Officer



                                             /s/ Arthur W. Peters
                                             Arthur W. Peters





                         TERMINATION OF EMPLOYMENT AGREEMENT


               The undersigned parties to the Employment Agreement, made as of July 14, 1989, by and between CNW Corporation (the "Company"), a Delaware Corporation, and Robert W. Schmiege ("Executive") hereby agree to terminate such Agreement, effective February 22, 1994. Such termination is not intended to affect in any manner Executive's employment by the Company.


                                             CNW CORPORATION



                                        By:  /s/ James P. Daley
                                             James P. Daley
                                             Senior Vice President, General
                                             Counsel and Secretary



                                             /s/ Robert W. Schmiege
                                             Robert W. Schmiege





                         TERMINATION OF EMPLOYMENT AGREEMENT


               The undersigned parties to the Employment Agreement, made as of July 14, 1989, by and between CNW Corporation (the "Company"), a Delaware Corporation, and James P. Daley ("Executive") hereby agree to terminate such Agreement, effective February 22, 1994. Such termination is not intended to affect in any manner Executive's employment by the Company.


                                             CNW CORPORATION



                                        By:  /s/ Robert Schmiege
                                             Robert W. Schmiege
                                             Chairman, President and
                                             Chief Executive Officer



                                             /s/ James P. Daley
                                             James P. Daley